                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 5, 1999
(September 29, 1999)                             ---------------
--------------------

UtiliCorp United Inc.                 Delaware                        44-0541877
UCU Capital Trust I                   Delaware                       Applied For
(Exact name of each         (State or other jurisdiction           (IRS Employer
registrant as specified      of incorporation)              Identification Nos.)
in its charter)


     1-3562                                          0-27413
(Commission File Number                        (Commission File Number
for UtiliCorp United Inc.)                    for UCU Capital Trust I)


20 West Ninth Street, Kansas City, Missouri                      64105
-----------------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code     (816) 421-6600
                                                  ---------------------------

                                 Not applicable
-----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 5:  OTHER EVENTS.

     On September 29, 1999, UtiliCorp United Inc. and UCU Capital Trust I closed a public offering of 10,000,000 9 3/4 PEPS Units.

     Filed as exhibits to this report are the Underwriting Agreement, the Remarketing Agreement and the Twelfth Supplemental Indenture entered into in connection with this offering.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.  THE FOLLOWING EXHIBITS ARE FILED HEREWITH:

              (1) (A) UNDERWRITING AGREEMENT, DATED AS OF SEPTEMBER 23, 1999, BY AND AMONG UTILICORP CAPITAL TRUST I, UTILICORP UNITED INC., MORGAN STANLEY & CO. INCORPORATED, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, AND PAINEWEBBER INCORPORATED.

              (1) (B) REMARKETING AGREEMENT, DATED AS OF SEPTEMBER 29, 1999, BY AND AMONG UTILICORP UNITED INC., UCU CAPITAL TRUST I, AND MORGAN STANLEY & CO. INCORPORATED.

              (4) (D)(14) TWELFTH SUPPLEMENTAL INDENTURE, DATED AS OF SEPTEMBER 29, 1999, BY AND BETWEEN UTILICORP UNITED INC. AND BANK ONE TRUST COMPANY, NA (FORMERLY, THE FIRST NATIONAL BANK OF CHICAGO).























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  October 5, 1999

                                       UTILICORP UNITED INC.

                                       By:  /s/ Dale J. Wolf
                                            ----------------------------
                                       Name:    Dale J. Wolf
                                       Title:   Vice President, Finance,
                                                Treasurer and
                                                Corporate Secretary


                                       UCU CAPITAL TRUST I

                                       By:   /s/ Dale J. Wolf
                                             --------------------------
                                       Name:    Dale J. Wolf
                                       Title:   Regular Trustee
                                           (Duly authorized representative)











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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
     (1) (a)      Underwriting Agreement, dated as of September 23, 1999, by and among UtiliCorp Capital Trust I, UtiliCorp United Inc.,
                  Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce,
                  Fenner & Smith Incorporated, and PaineWebber Incorporated.

     (1) (b) Remarketing Agreement, dated as of September 29, 1999, by and among UtiliCorp United Inc., UCU Capital Trust I, and Morgan Stanley & Co. Incorporated.

     (4) (d)(14)  Twelfth Supplemental Indenture, dated as of September 29,
                  1999, by and between UtiliCorp United Inc. and Bank One
                  Trust Company, NA (formerly, The First National Bank of
                  Chicago).


















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